Exhibit 99.1

Banzai Appoints Kent Schofield to Board of Directors

Former Goldman Sachs and Uber Executive Brings Over 20 Years of Finance and Corporate Strategy Experience

SEATTLE – September 9, 2024 – Banzai International, Inc. (NASDAQ: BNZI) (“Banzai” or the “Company”), a leading marketing technology company that provides essential marketing and sales solutions, today announced the appointment of Kent Schofield to its Board of Directors effective immediately. Mr. Schofield’s appointment as an independent director increases the total number of board members to six, with five independent directors.

Schofield brings over 20 years of experience in finance, corporate strategy, and investor relations to the Board of Directors. He currently serves as the Chief Financial Officer of Welcome Tech, a leading provider of immigrant and hourly employee subscription services. His leadership at Welcome Tech has been integral to the company’s financial strategy and operational efficiency, including business and corporate development, capital raising, organizational productivity, and pricing strategy. He previously served as a director at 7GC & Co. Holdings prior to its business combination with Banzai.

Previously, Schofield served as Director of Investor Relations and Corporate Development at Uber, where he was one of four Uber representatives for the company’s $8.1 billion IPO roadshow and was instrumental in managing investor communications. As a Director of Strategic Finance, he helped to drive corporate growth initiatives, contributing to the company’s expansion and market success.

Prior to that, he spent nearly five years at Goldman Sachs, where he served as Vice President and lead equity analyst covering technology companies in the software and hardware industries. Schofield holds a Bachelor’s degree in Economics from UCLA.

“Kent’s extensive experience in finance, corporate development, and investor relations will be invaluable to Banzai as we continue to expand our footprint in the marketing technology space,” said Joe Davy, CEO of Banzai. “We are excited to have him join our Board of Directors and look forward to the strategic insights and guidance he will bring to our company.”

About Banzai

Banzai is a marketing technology company that we believe provides essential marketing and sales solutions for businesses of all sizes. On a mission to help their customers achieve their mission, Banzai enables companies of all sizes to target, engage, and measure both new and existing customers more effectively. Banzai customers include Square, Hewlett Packard Enterprise, Thermo Fisher Scientific, Thinkific, Doodle and ActiveCampaign, among thousands of others. Learn more at www.banzai.io. For investors, please visit https://ir.banzai.io/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often use words such as “believe,” “may,” “will,” “estimate,” “target,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “propose,” “plan,” “project,” “forecast,” “predict,” “potential,” “seek,” “future,” “outlook,” and similar variations and expressions. Forward-looking statements are those that do not relate strictly to historical or current facts. Examples of forward-looking statements may include, among others, statements regarding Banzai International, Inc.’s (the “Company’s”): future financial, business and operating performance and goals; annualized recurring revenue and customer retention; ongoing, future or ability to maintain or improve its financial position, cash flows, and liquidity and its expected financial needs; potential financing and ability to obtain financing; acquisition strategy and proposed acquisitions and, if completed, their potential success and financial contributions; strategy and strategic goals, including being able to capitalize on opportunities; expectations relating to the Company’s industry, outlook and market trends; total addressable market and serviceable addressable market and related projections; plans, strategies and expectations for retaining existing or acquiring new customers, increasing revenue and executing growth initiatives; and product areas of focus and additional products that may be sold in the future. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which the Company operates may differ materially from those made in or suggested by the forward-looking statements. Therefore, investors should not rely on any of these forward-looking statements. Factors that may cause actual results to differ materially include changes in the markets in which the Company operates, customer demand, the financial markets, economic, business and regulatory and other factors, such as the Company’s ability to execute on its strategy. More detailed information about risk factors can be found in the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q under the heading “Risk Factors,” and in other reports filed by the Company, including reports on Form 8-K. The Company does not undertake any duty to update forward-looking statements after the date of this press release.

Investor Relations

Chris Tyson

Executive Vice President

MZ Group - MZ North America

949-491-8235

BNZI@mzgroup.us

www.mzgroup.us

Media

Rachel Meyrowitz

Director, Demand Generation, Banzai

rachel.meyrowitz@banzai.io